UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

FLUID MEDIA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52118	20-5153378
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5813-A Uplander Way
Culver City, California		90230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 665-9878

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert Buch

On April 30, 2007, Robert Buch resigned from his position as the Chief Operating Officer of Fluid Media Networks, Inc., a Delaware corporation, or Fluid Media or the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 4, 2007	FLUID MEDIA NETWORKS, INC.
	By:	/S/ JUSTIN F. BECKETT
Justin F. Beckett
President, Chief Executive Officer and Chairman